Benefit-Responsive Contracts - Additional Information (Details) - EBP 333	12 Months Ended
Dec. 31, 2025
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Benefit-responsive contracts, description	The Plan holds an interest in the SVF, a stable value fund that is a pooled account with New York Life. Contributions to the SVF are directed to a New York Life pooled separate account that invests primarily in a diversified portfolio of high-quality, fixed income securities, which are owned by New York Life. The SVF is credited with earnings on the underlying investments and charged for participant withdrawals and administrative expenses. The investment contract issuer, New York Life, is contractually obligated to repay the principal and a specified interest rate that is guaranteed to the Plan.
EBP, Fully Benefit-Responsive Investment Contract, Limitation on Transacting at Contract Value, Description	Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investments at contract value. There are no reserves against contract value for credit risk of the contract issuer or otherwise. Certain events limit the ability of the Plan to transact at contract value with the contract issuer of the SVF. However, the Plan administrator is not aware of the occurrence or likely occurrence of any such events, which would limit the Plan’s ability to transact at contract value with participants.The crediting interest rate for the SVF is reset daily by the contract issuer but cannot be less than zero. The crediting interest rate is based upon a formula and is a function of timing of the cash flow activity, overall interest rates, the reinvestment of maturing proceeds and the impact of credit losses and impairments.